EXHIBIT 99 CERT 906

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

6.

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the Highbridge Statistical Market Neutral Fund, JPMorgan Asia Equity Fund, JPMorgan China Region Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Focus Fund, JPMorgan Income Builder Fund, JPMorgan India Fund, JPMorgan International Currency Income Fund, JPMorgan International Equity Fund, JPMorgan International Equity Index Fund, JPMorgan International Opportunities Fund, JPMorgan International Realty Fund, JPMorgan International Value Fund, JPMorgan International Value SMA Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund, JPMorgan Japan Fund, JPMorgan Latin America Fund, JPMorgan Market Neutral Fund, JPMorgan Russia Fund, JPMorgan Strategic Appreciation Fund, JPMorgan Strategic Preservation Fund, JPMorgan Tax Aware Core Equity Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Diversified Equity Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Large Cap Growth Fund, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Real Return SMA Fund, JPMorgan Tax Aware Short-Intermediate Income Fund and JPMorgan Tax Aware U.S. Equity Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

I, George C.W. Gatch, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

January 10, 2008

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

7.

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the Highbridge Statistical Market Neutral Fund, JPMorgan Asia Equity Fund, JPMorgan China Region Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Focus Fund, JPMorgan Income Builder Fund, JPMorgan India Fund, JPMorgan International Currency Income Fund, JPMorgan International Equity Fund, JPMorgan International Equity Index Fund, JPMorgan International Opportunities Fund, JPMorgan International Realty Fund, JPMorgan International Value Fund, JPMorgan International Value SMA Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund, JPMorgan Japan Fund, JPMorgan Latin America Fund, JPMorgan Market Neutral Fund, JPMorgan Russia Fund, JPMorgan Strategic Appreciation Fund, JPMorgan Strategic Preservation Fund, JPMorgan Tax Aware Core Equity Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Diversified Equity Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Large Cap Growth Fund, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Real Return SMA Fund, JPMorgan Tax Aware Short-Intermediate Income Fund and JPMorgan Tax Aware U.S. Equity Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

I, Stephanie J. Dorsey, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/__________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

January 10, 2008

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.